American General Corporation:  Board of Directors

Date:     October 23, 1997
Subject:  Form S-4; Limited Power of Attorney for



Purpose.  The purpose of this limited power of attorney is to authorize certain
------- officers of the Company to execute, on behalf of the undersigned person, the Company's Registration Statement on
Form S-4, in connection with the acquisition of all of the outstanding capital stock of Western National Corporation, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-4 and any such amendments with the Securities and Exchange Commission.





                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, its Registration Statement on Form S-4, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-4, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of October, 1997.



                                                           /s/ J. EVANS ATTWELL
                                                           --------------------

American General Corporation:  Board of Directors

Date:     October 23, 1997
Subject:  Form S-4; Limited Power of Attorney for



Purpose.  The purpose of this limited power of attorney is to authorize certain
------- officers of the Company to execute, on behalf of the undersigned person, the Company's Registration Statement on
Form S-4, in connection with the acquisition of all of the outstanding capital stock of Western National Corporation, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-4 and any such amendments with the Securities and Exchange Commission.





                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, its Registration Statement on Form S-4, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-4, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of October, 1997.



                                                           /s/ BRADY F. CARRUTH
                                                           --------------------

American General Corporation:  Board of Directors

Date:     October 23, 1997
Subject:  Form S-4; Limited Power of Attorney for



Purpose.  The purpose of this limited power of attorney is to authorize certain
------- officers of the Company to execute, on behalf of the undersigned person, the Company's Registration Statement on
Form S-4, in connection with the acquisition of all of the outstanding capital stock of Western National Corporation, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-4 and any such amendments with the Securities and Exchange Commission.





                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, its Registration Statement on Form S-4, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-4, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of October, 1997.



                                     /s/ JAMES S. D'AGOSTINO JR.
                                    -----------------------------------------

American General Corporation:  Board of Directors

Date:     October 23, 1997
Subject:  Form S-4; Limited Power of Attorney for



Purpose.  The purpose of this limited power of attorney is to authorize certain
------- officers of the Company to execute, on behalf of the undersigned person, the Company's Registration Statement on
Form S-4, in connection with the acquisition of all of the outstanding capital stock of Western National Corporation, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-4 and any such amendments with the Securities and Exchange Commission.





                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, its Registration Statement on Form S-4, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-4, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of October, 1997.



                                     /s/ W. LIPSCOMB DAVIS JR.
                                    --------------------------------------

American General Corporation:  Board of Directors

Date:     October 23, 1997
Subject:  Form S-4; Limited Power of Attorney for



Purpose.  The purpose of this limited power of attorney is to authorize certain
------- officers of the Company to execute, on behalf of the undersigned person, the Company's Registration Statement on
Form S-4, in connection with the acquisition of all of the outstanding capital stock of Western National Corporation, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-4 and any such amendments with the Securities and Exchange Commission.





                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, its Registration Statement on Form S-4, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-4, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of October, 1997.



                                     /s/ ROBERT M. DEVLIN
                                    -------------------------------------

American General Corporation:  Board of Directors

Date:     October 23, 1997
Subject:  Form S-4; Limited Power of Attorney for



Purpose.  The purpose of this limited power of attorney is to authorize certain
------- officers of the Company to execute, on behalf of the undersigned person, the Company's Registration Statement on
Form S-4, in connection with the acquisition of all of the outstanding capital stock of Western National Corporation, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-4 and any such amendments with the Securities and Exchange Commission.





                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, its Registration Statement on Form S-4, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-4, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of October, 1997.



                                     /s/ RICHARD J.V. JOHNSON
                                    --------------------------------------

American General Corporation:  Board of Directors

Date:     October 23, 1997
Subject:  Form S-4; Limited Power of Attorney for



Purpose.  The purpose of this limited power of attorney is to authorize certain
------- officers of the Company to execute, on behalf of the undersigned person, the Company's Registration Statement on
Form S-4, in connection with the acquisition of all of the outstanding capital stock of Western National Corporation, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-4 and any such amendments with the Securities and Exchange Commission.





                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, its Registration Statement on Form S-4, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-4, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of October, 1997.



                                     /s/ JON P. NEWTON
                                    ----------------------------------------

American General Corporation:  Board of Directors

Date:     October 23, 1997
Subject:  Form S-4; Limited Power of Attorney for



Purpose.  The purpose of this limited power of attorney is to authorize certain
------- officers of the Company to execute, on behalf of the undersigned person, the Company's Registration Statement on
Form S-4, in connection with the acquisition of all of the outstanding capital stock of Western National Corporation, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-4 and any such amendments with the Securities and Exchange Commission.





                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, its Registration Statement on Form S-4, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-4, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of October, 1997.



                                     /s/ ROBERT E. SMITTCAMP
                                    -----------------------------------

American General Corporation:  Board of Directors

Date:     October 23, 1997
Subject:  Form S-4; Limited Power of Attorney for



Purpose.  The purpose of this limited power of attorney is to authorize certain
------- officers of the Company to execute, on behalf of the undersigned person, the Company's Registration Statement on
Form S-4, in connection with the acquisition of all of the outstanding capital stock of Western National Corporation, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-4 and any such amendments with the Securities and Exchange Commission.





                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, its Registration Statement on Form S-4, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-4, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of October, 1997.



                                     /s/ ANNE M. TATLOCK
                                    --------------------------------------

American General Corporation:  Board of Directors

Date:     October 23, 1997
Subject:  Form S-4; Limited Power of Attorney for



Purpose.  The purpose of this limited power of attorney is to authorize certain
------- officers of the Company to execute, on behalf of the undersigned person, the Company's Registration Statement on
Form S-4, in connection with the acquisition of all of the outstanding capital stock of Western National Corporation, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-4 and any such amendments with the Securities and Exchange Commission.





                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, its Registration Statement on Form S-4, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-4, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of October, 1997.



                                                          /s/ MICHAEL E. MURPHY
                                                         ----------------------

American General Corporation:  Board of Directors

Date:     October 23, 1997
Subject:  Form S-4; Limited Power of Attorney for



Purpose.  The purpose of this limited power of attorney is to authorize certain
-------
officers of the Company to execute, on behalf of the undersigned person, the Company's Registration Statement on Form S-4, in connection with the acquisition of all of the outstanding capital stock of Western National Corporation, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form S-4 and any such amendments with the Securities and Exchange Commission.





                           LIMITED POWER OF ATTORNEY


          WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, its Registration Statement on Form S-4, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

          NOW, THEREFORE, the undersigned in his/her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint JON P. NEWTON, MARK S. BERG and ELLEN H. MASTERSON, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place, and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form S-4, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of October, 1997.



                                                            /s/ LARRY D. HORNER
                                                           --------------------